                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                        ----------------------------

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 24, 1994






                      GREEN TREE FINANCIAL CORPORATION
                      --------------------------------
           (Exact name of registrant as specified in its charter)



         Minnesota                    0-11652                     41-1263905
- - --------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS employer
     of incorporation)              file number)             identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                  (Address of principal executive offices)



  Registrant's telephone number, including area code:     (612) 293-3400
                                                      ----------------------



                               Not Applicable
- - --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

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     Item 1.    Changes in Control of Registrant.
                --------------------------------

                Not applicable.

     Item 2.    Acquisition or Disposition of Assets.
                ------------------------------------

                Not applicable.

     Item 3.    Bankruptcy or Receivership.
                --------------------------

                Not applicable.

     Item 4.    Changes in Registrant's Certifying Accountant.
                ---------------------------------------------

                Not applicable.

     Item 5.    Other Events.
                ------------

                Not applicable.

     Item 6.    Resignations of Registrant's Directors.
                --------------------------------------

                Not applicable.

     Item 7.    Financial Statements and Exhibits.
                ---------------------------------

                (a)  Financial statements of businesses acquired.

                     Not applicable.

                (b)  Pro forma financial information.

                     Not applicable.

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                (c)  Exhibits.

                     The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

                     Exhibit No.    Description
                     -----------    -----------

                         1.1        Underwriting Agreement

                         4.1 Trust Agreement between Finance I, Finance II and Wilmington Trust Company, as Trustee

                         4.2 Fee Assets Assignment between Green Tree Financial Corporation and Finance I

                         4.3 Residual Assets Assignment between Green Tree Financial Corporation, Finance I and Finance II

                         4.4 Transfer Agreement between Finance I, Finance II and the Trust

                         4.5        Finance I Note

                         4.6 Servicing Agreement between Green Tree Financial Corporation and the Trust

                         4.7 Security Agreement between Finance I and the Trust

                         4.8 Administration Agreement among the Trust, First Trust National Association, as Administrator and Wilmington Trust Company, as Trustee

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GREEN TREE FINANCIAL CORPORATION


                                       By: /s/ Robley D. Evans
                                           ----------------------------
                                           Robley D. Evans
                                           Vice President and Controller

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                              INDEX TO EXHIBITS


Exhibit Number                                                       Page
- - --------------                                                       ----

1.1        Underwriting Agreement

4.1        Trust Agreement between Finance I, Finance II and
           Wilmington Trust Company, as Trustee

4.2        Fee Assets Assignment between Green Tree Financial
           Corporation and Finance I

4.3 Residual Assets Assignment between Green Tree Financial Corporation, Finance I and Finance II

4.4        Transfer Agreement between Finance I, Finance II and the
           Trust

4.5        Finance I Note

4.6        Servicing Agreement between Green Tree Financial
           Corporation and the Trust

4.7        Security Agreement between Finance I and the Trust

4.8        Administration Agreement among the Trust, First Trust
           National Association, as Administrator and Wilmington
           Trust Company, as Trustee